SCHEDULE 14C
                              (Rule 14c-101)

               INFORMATION REQUIRED IN INFORMATION STATEMENT

                         SCHEDULE 14C INFORMATION
     Information Statement Pursuant to Section 14(c) of the Securities
                 Exchange Act of 1934 (Amendment No.     )

 Check the appropriate box:
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                                              by Rule 14c-5(d)(2))
 [ ]   Definitive information statement

                           GRISTEDE'S SLOAN'S,INC.
---------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

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

                        PRELIMINARY COPY

                     GRISTEDE'S SLOAN'S, INC.
                       823 Eleventh Avenue
                  New York, New York 10019-3535
                 -------------------------------

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held August 12, 1999
                 -------------------------------



To the Stockholders:

          The Annual Meeting of Stockholders of Gristede's Sloan's, Inc. (hereinafter called the "Company") will be held at The New York Hilton and Towers Hotel, 1335 Avenue of the Americas, New York, New York 10019, on Thursday, the 12th day of August, 1999 at 10:00 A.M., to consider and vote on the following matters described in this Notice and Information Statement:

          1. To elect two Class 1 directors to serve for a term expiring at the 2002 Annual Meeting of Stockholders.

          2. To approve an amendment to the 1998 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the Plan from 500,000 to 1,500,000.

          3. To approve an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Gristede's Foods, Inc.

          4. To transact such other business as may properly come before the meeting or adjournments thereof.

          The Board of Directors has fixed the close of business on July 12, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                            By Order of the Board of Directors
                            Michael Seltzer
                            Vice President and Secretary
New York, New York
July  __, 1999

                        PRELIMINARY COPY
                     GRISTEDE'S SLOAN'S, INC.
                     ------------------------

                      INFORMATION STATEMENT
                     ------------------------

                  ANNUAL MEETING OF STOCKHOLDERS
                         August 12, 1999


         This information statement is being furnished to stockholders beginning on or about July __, 1999 in connection with the Annual Meeting of Stockholders of Gristede's Sloan's, Inc. (the "Company") to be held on August 12, 1999 or any adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, you may vote your shares of Common Stock at the Annual Meeting.


                      OUTSTANDING SHARES AND
                          VOTING RIGHTS

         The Board of Directors has set the close of business on July 12, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Annual meeting"). On that date, the Company had outstanding 19,636,574 shares of Common Stock, par value $.02 per share ("Common Stock"), each of which is entitled to one vote on each matter. No other class of securities other than Common Stock will be entitled to vote at the meeting. There are no cumulative voting rights.

         As of July ___, 1999, John A. Catsimatidis, the Chairman of the Board and Chief Executive Officer of the Company, owned of record, directly or indirectly, an aggregate of 17,834,050 shares of Common Stock, constituting approximately 90.8% of the shares entitled to vote at the Annual Meeting.

         Mr. Catsimatidis has informed the Company that he intends to vote all of the shares owned directly or indirectly by him in favor of each of the Board of Directors' nominees for directors listed below, for approval of the amendment to the Company's 1998 Stock Option Plan (the "1998 Option Plan") and for approval of the amendment to the Company's Certificate of Incorporation to change the name of the Company to Gristede's Foods, Inc. Consequently, such elections and approvals are expected to occur.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding ownership of Common Stock on July ___, 1999 by: (i) each stockholder known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors and nominees for director; and (iii) all officers and directors of the Company as a group. The address of each person is c/o Gristede's Sloan's, Inc., 823 Eleventh Avenue, New York, N.Y. 10019-3535. The Company believes that ownership of the shares by the persons named below is both of record and beneficial and such persons have sole voting and investment power with respect to the shares indicated.

   Name and Address of     Number of
    Beneficial Owner        Shares                  Percent of Class
   -------------------     ---------                ----------------
John Catsimatidis          18,359,050 (1)                 91.1%
Martin Steinberg              112,642                       *
Dennis Berberich               20,000 (2)                   *
Kishore Lall                   15,000                       *
Frederick Selby                13,110 (3)                   *
Martin Bring                   11,000 (3)                   *
All officers and directors
 as a group (8 persons)    18,568,802 (1)(2)(4)           91.9%

--------------------------


*   Less than 1%.

(1) Includes an aggregate of 12,456,174 shares held by corporations controlled by Mr. Catsimatidis, 52,300 shares held by Mr. Catsimatidis as a custodian, 2,057 shares held by a profit sharing plan of which Mr. Catsimatidis is a trustee, 605 shares held by Mr. Catsimatidis as a trustee of individual retirement accounts and currently exercisable options to purchase an aggregate of 525,000 shares of Common Stock.

(2) Includes 14,000 shares of Common Stock owned by Mr. Berberich's wife, as to which shares Mr. Berberich disclaims beneficial ownership.


(3) Includes for each of Messrs. Selby and Bring an aggregate of 11,000 shares of Common Stock which may be purchased upon the exercise of currently exercisable stock options.

(4) Includes an aggregate of 563,000 shares of Common Stock which may be purchased upon the exercise of currently exercisable stock options.

                      ELECTION OF DIRECTORS

    Two Class 1 directors to serve for a term expiring at the 2002 Annual Meeting shall be elected.

    The Class 1 directors shall each be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes are elected as directors. Therefore, any shares not voted, whether by withheld authority, broker non-vote or otherwise, have no effect in the election of directors. The Board of Directors does not expect that any of the nominees will become unavailable to serve for any reason. If that should occur before the meeting, another nominee or nominees may be selected by the Board of Directors.

    In accordance with the Company's By-Laws, any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by U.S. mail, to the Secretary of the Company at the main office of the Company not later than (i) with respect to an election to be held at any annual meeting of stockholders, 20 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to the stockholders. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b)a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person(s)) pursuant to which the nomination(s) are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Commission had each nominee been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing provisions.

    The names of, and certain information with respect to, each of the persons nominated for election as the Class 1 directors are as follows:


                            Director        Principal Occupation
Name and Age                Since          for the Past Five Years
------------                --------   ---------------------------------
Martin Steinberg, 66         1998       Independent consultant.  Mr.
                                        Steinberg also served as a director
                                        of the Company from May 1974 to
                                        January  1991.

Kishore Lall, 51             1997       Director of the Company since
                                        October 1997; consultant to Red
                                        Apple Group, Inc. from January 1997
                                        to October 1997; private investor
                                        from June 1994 to December 1996;
                                        Senior Vice President and Head of
                                        Commercial Banking of ABN AMRO
                                        Bank, New York branch from January
                                        1991 until May 1994.


              OTHER DIRECTORS AND EXECUTIVE OFFICERS

    The names of, and certain information with respect to, the two Class 2 directors (whose terms expire at the 2000 Annual Meeting) and the two Class 3 directors (whose terms expire at the 2001 Annual Meeting) are as follows:

                            Director        Principal Occupation
Name and Age                 Since         for the Past Five Years
------------                --------   ---------------------------------
Class 2
-------
Martin Bring, 56             1988       Member of the law firm of Wolf,
                                        Block, Schorr and Solis-Cohen LLP,
                                        New York, New York and predecessor
                                        firm for more than five years.

Frederick Selby, 61          1978       Chairman of Selby Capital Partners
                                        (acquisition and sale of privately
                                        owned firms and divisions of
                                        public companies) for more than
                                        five years.

                            Director        Principal Occupation
Name and Age                 Since         for the Past Five Years
------------                --------   ---------------------------------
Class 3
-------
John A. Catsimatidis, 50     1988(1)    Chairman of the Board,President
                                        and Chief Executive Officer of the
                                        Company since July 29, 1988;
                                        Treasurer of the Company from July
                                        28, 1988 to March 17, 1998;
                                        President and Chief Executive
                                        Officer of Red Apple Group, Inc. (a
                                        private diversified holding
                                        company) and Chairman of the Board
                                        and Chief Executive Officer and
                                        Director of United Refining Company
                                        (a refiner and retailer of
                                        petroleum products) for more than
                                        five years; Director of News
                                        Communications Inc., a public
                                        company whose stock is traded
                                        over-the-counter, since December
                                        4, 1991.


Dennis E. Berberich, 60       ----      Independent consultant. Prior to
                                        January 1999, President of Canada
                                        Dry Bottling Company of New York, a
                                        privately held soft drink
                                        distributor, for more than ten
                                        years.

-------------------
(1) Mr. Catsimatidis also served as a director of the Company from November 4, 1986 to November 27, 1987.

      The other executive officers of the Company are Stuart Spivak and Michael Seltzer. Mr. Spivak, age 62, has been Executive Vice President and Chief Financial Officer of the Company since March 1998 and was Chief Financial Officer of various corporations which were acquired by the Company by merger in November 1997 (the "Food Group") for more than ten years prior thereto. Mr. Seltzer, age 49, has been Vice President and Secretary of the Company since March 1998 and was Vice President and Controller of the Food Group for more than ten years prior thereto.

Meetings of Board of Directors and Committees

    The Board of Directors met two times during the fiscal year ended November 29, 1998 ("Fiscal 1998") and acted three times by unanimous written consent of the directors during Fiscal 1998. All incumbent directors (other than Martin Bring and Dennis Berberich, each of whom missed one meeting), attended all meetings.

    The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. Frederick Selby, Martin Steinberg and Dennis Berberich are the members of each of the foregoing committees. The Compensation Committee and the Stock Option Committee did not meet during Fiscal 1998. The Audit Committee met once during Fiscal 1998.

    The function of the Audit Committee is to periodically review the conduct and scope of the audit of the Company's financial statements by its independent certified public accountants, to review the conduct of management of the Company in connection with such audit, and at such time as in the opinion of the Audit Committee, the scope of the business of the Company shall require it, to establish an internal audit committee for the Company. The Company does not have a nominating committee of the Board of Directors or committee performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and more than 10 percent stockholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during Fiscal 1998, all Section 16(a) filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

                      EXECUTIVE COMPENSATION

   The following table sets forth for Fiscal 1998, the nine month transition period from March 3, 1997 to November 30, 1997 (the "Transition
Period") and the fiscal year ended March 2, 1997 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company. During these periods, there were no persons serving as executive officers of the Company whose total salary and bonus exceeded $100,000.

                                                 Long-term Compensation
                                                 ----------------------
                   Annual Compensation        Awards              Payouts
                   -------------------     -------------      ---------------

                                              Other                               All
                                              annual  Restricted                 Other
Name and                                      Compen-   Stock   Options   LTIP  Compen-
pricipal                        Salary Bonus  sation   award(s)  /Sar's  payouts sation
position            Year          ($)    ($)    ($)       ($)      (#)      ($)     ($)
---------------------------------------------------------------------------------------
John Catsimatidis,  1998        100,000  $-      $-        $-       -      -      -
Chairman of the   Transition       -      -       -         -       -      -      -
Board, President  Period from
and Chief         March 3, 1997
Executive         to November
Officer           30, 1997

                   1997            -      -        -       -        -      -      -

=======================================================================================


Stock Options

  No stock options were granted to or exercised by Mr. Catsimatidis during Fiscal 1998. The following table sets forth certain information with respect to options to purchase Common Stock held by John Catsimatidis on November 29, 1998.

                      Number of Unexercised      Value of Unexercised
                         Options Held on        in-the-Money Options on
                        November 29, 1998          November 29, 1998
                      ---------------------    -----------------------

Name                Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------------------------------------------------------------

John Catsimatidis           525,000/0                     0/0

===========================================================================

  The closing sales price of the Common Stock on the American Stock Exchange on November 25, 1998 (the last trading day before November 29,
1998) was $2.31. On November 29, 1998 Mr. Catsimatidis held options to purchase 275,000 shares of Common Stock at $3.75 per share and options to purchase 250,000 shares at $2.875 per share.

Compensation of Directors

    Non-officer directors receive a quarterly stipend of $1,500 and $500 for each meeting attended. Directors who serve on committees receive $500 for each meeting attended. On April 15, 1999 certain non-officer directors of the Company were granted options to purchase an aggregate of 100,000 shares at an exercise price of $1.875 per share. Such options shall become exercisable in equal installments on the first, second and third anniversaries of the date of grant.

Compensation Committee Interlocks and Insider Participation

  The Board of Directors has a Compensation Committee of which Frederick Selby was the only member during Fiscal 1998 (Messrs. Martin Steinberg and Dennis Berberich were appointed as members on April 15, 1999). Mr. Selby is not and has never been an employee or officer of the Company. Since the beginning of Fiscal 1998 Mr. Selby has had no relationship with the Company requiring disclosure under applicable Commission disclosure rules.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Philosophy. The Company's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management. Executive compensation consists of base salary and long term incentive compensation in the form of stock options. The compensation of the Company's executive officers is reviewed and approved by the Compensation Committee, which is composed entirely of non-employee directors. Management compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company's industry.

   In reviewing compensation levels of the Company's key executives, the Compensation Committee considers, among other items, corporate profitability on an absolute basis as well as relative to budget; previous years' and competitors' profitability; revenues; and the quality of the Company's services. No specific weight is accorded to any single factor. Relative weights differ from executive to executive and change from time to time as circumstances warrant.

Base Salaries. Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent. Salary adjustments are determined by evaluating the performance of the executive and any increased responsibility assumed by the executive, the competitive marketplace and the performance of the Company.

Equity Ownership. The Company established a stock option plan for its key employees in October 1994 and in March 1998 the Board of Directors approved the 1998 Option Plan for key employees, directors and consultants. In
April 1999 the Board of Directors approved an amendment to the 1998 Option Plan to increase the number of shares of stock reserved under the plan from 500,000 to 1,500,000, which amendment is subject to stockholder approval at this Annual Meeting. The Compensation Committee believes that equity ownership by management is a means of aligning management's and stockholders' interests in the enhancement of stockholder value. A Stock Option Committee consisting solely of non-employee directors serves as the stock option committee under the 1994 Stock Option Plan and the 1998 Option Plan. The purpose of the Stock Option Committee is to administer the plans.

Compensation of Chief Executive Officer. Mr. Catsimatidis is the principal stockholder of the Company and from August 1991 to November 10, 1997 served the Company without receiving a salary. During the fiscal year ended March 2, 1997, the period from March 3, 1997 to November 9, 1997,
Mr. Catsimatidis received no compensation from the Company. Since
November 10, 1997 Mr. Catsimatidis has been earning a salary at the rate of $100,000 per year.

              COMPARATIVE PERFORMANCE BY THE COMPANY

  The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or "peer group." This chart compares for the period from February 28, 1994 to November 27, 1998, the cumulative total stockholder return on the Common Stock with (i) the American Stock Exchange Market Value Index and (ii) the Media General
Industry Group 511 Index - Retail Trade -Food Stores (the "MG Industry Index"), and assumes an investment of $100 on February 28, 1994 in each of the Common Stock, the stocks comprising the American Stock Exchange Market Value Index and the stocks comprising the MG Industry Index. The total return for each of the Company's Common Stock, the American Stock Exchange Market Value Index and the MG Industry Index assumes there investment of all dividends (although no dividends were declared on the Company's Common Stock during such period). Each index is adjusted for additions and deletions of securities from the index.




                Gristede's Sloan's Inc.  AMEX Market Index  MG Group Index
--------------------------------------------------------------------------

February 28, 1994       100.00                100.00           100.00

February 24, 1995        65.67                 91.73           97.50

March 1, 1996            52.30                111.07           120.76

February 28, 1997        44.18                118.34           156.08

November 28, 1997        32.46                132.64           177.57

November 27, 1998        33.36                131.03           238.61

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Under a Management Agreement, dated November 10, 1997 (the "Management Agreement"), Namdor Inc., a subsidiary of the Company, performs consulting and managerial services for three supermarkets owned by corporations controlled by John Catsimatidis. In consideration of such services, Namdor Inc. is entitled to receive on a quarterly basis a cash payment of one and one-quarter (1.25%) percent of all sales of inventory and merchandise made at or from the managed supermarkets. During Fiscal 1998 management fee income was $ 119,000.

  On February 6, 1998 the Company purchased substantially all of the assets and assumed certain of the liabilities of a supermarket located at 1644 York Avenue, New York, New York owned by a corporation controlled by John Catsimatidis. The purchase price is to be the value of the supermarket based upon an appraisal to be conducted by a firm selected by a committee of independent directors of the Company less the amount of certain liabilities assumed by the Company. The appraisal will be based on, among other things, a review of the operating statement of the supermarket for the period from February 6, 1998 to a date no earlier than January 31, 1999. The purchase price will be subject to adjustment to the extent that the acquired inventory is greater or less than the sum of trade payables and liabilities for employee vacation and sick pay that have been assumed by the Company. The purchase price will be paid at such time and by such method as shall be recommended by a committee of the independent directors of the Company and approved by the Board of Directors of the Company, John Catsimatidis abstaining.

    In consideration of accommodations extended to the Company by H.S. Realty Corp. ("H.S. Realty"), a corporation wholly owned by John Catsimatidis which enabled the Company to consummate the sale of assets of the Company's Howard H. Sweet & Son Inc. subsidiary ("Sweet") to Tiffco Jewelry and Chain Crafts, Inc. ("Tiffco"), on January 23, 1990, the
Company, among other things, advanced to H.S. Realty approximately $204,000.

    The $204,000 advance was originally to be repayable on the earlier of January 23, 1991 or five days after the sale by H.S. Realty to Tiffco of certain real property leased to Tiffco by H.S. Realty after the sale of assets. Since January 23, 1991, the Board of Directors has extended the repayment date of the advance on an annual basis, the most recent extension being until January 23, 1999 or five days after the sale by H.S. Realty to Tiffco of the Sweet Property. Such indebtedness was fully repaid during Fiscal 1998.

    Effective as of January 1, 1994, the Company entered into Indemnification Agreements with each of its then directors and officers. The Company entered into an Indemnification Agreement with Kishore Lall effective as of October 30, 1997, and also entered into Indemnification Agreements with each of Stuart Spivak, and Michael Seltzer effective March 17, 1998,
Martin Steinberg effective July 21, 1998 and Dennis Berberich effective August 18, 1998. Said agreements supplement the indemnification provisions of the Company's By-laws and the Delaware General Corporation Law. The stockholders of the Company authorized the Company to enter into such agreements with each of its directors at the Annual Meeting of Stockholders held on August 21, 1987. The Board of Directors has authorized the Company to enter into such agreements with each of its officers.

  C & S Acquisition Corp. (formerly, Red Apple Leasing, Inc.,) a corporation wholly owned by John Catsimatidis, leases equipment to the Company. Such leases are primarily for store operating equipment.

Obligations under capital leases at November 29, 1998 were $821,305 and require monthly payments of $35,114 through March 1, 2001. Obligations under operating leases were $41,676 per month during Fiscal 1998.

  Advertising services are provided to the Company by an affiliated company, MCV Advertising Associates Inc. For Fiscal 1998 the costs incurred were $1,072,544.

  On March 1, 1999, John Catsimatidis issued a limited $1,000,000 guarantee of the collection of accounts receivable assigned to the Company as a result of the merger into subsidiaries of the Company on November 10, 1997 of four corporations directly or indirectly owned by Mr. Catsimatidis (the "Merger"). In order to cover his contingent liability, Mr. Catsimatidis agreed not to permit the liabilities to Mr. Catsimatidis and certain of his affiliates which were assumed by the Company in the Merger to fall below $1,000,000 prior to the issuance of the Company's audited financial statements for the fiscal year ending November 28, 1999. Mr. Catsimatidis also agreed not to require the Company to repay all or any portion of the $4,000,000 in liabilities to Mr. Catsimatidis or his affiliates which were assumed by the Company in the Merger until November 30, 2003.

   During the period from January 8, 1999 to June 3, 1999 corporations controlled by Mr. Catsimatidis made non-interest bearing bridge loans to the Company in the aggregate amount of $5,270,000. The loans are repayable on demand.

  By virtue of his ownership of Common Stock and his position as Chairman of the Board of the Company, John Catsimatidis may be deemed to be a "parent" of the Company under rules promulgated by the Securities and Exchange Commission.

  The Company leases three locations from Red Apple Real Estate, Inc., a company solely owned by John Catsimatidis. During Fiscal 1998 the Company paid to Red Apple Real Estate, Inc. $605,373 for rent and real estate taxes under such leases.

  Wolf, Block, Schorr and Solis-Cohen LLP, a law firm of which Martin Bring, a director of the Company, is a member, received fees of approximately $219,035 for rendering legal services to the Company during Fiscal 1998.


                     PROPOSAL TO APPROVE THE
                        1998 OPTION PLAN

Summary Description of Amendment and 1998 Option Plan

    On April 15, 1999, the Board of Directors adopted, subject to stockholder approval, a resolution to amend the 1998 Option Plan to increase from 500,000 to 1,500,000 the aggregate number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan.

    The 1998 Option Plan is designed to provide long-term incentive benefits by the grant of stock options to key employees, officers, directors and other persons who perform services for or on behalf of the Company. An aggregate of 1,500,000 shares are currently reserved for issuance upon exercise of options which may be granted under the 1998 Option Plan. Currently there are approximately 60 persons that are eligible to receive options under the 1998 Option Plan, of which 48 are Company employees, three are executive officers, four provide services to the Company and five are non-employee directors.

    The 1998 Option Plan authorizes the issuance of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that do not qualify under that Code section ("NSOs").

    The 1998 Plan provides that it is to be administered by the Board of Directors or by one or more committees composed solely of two or more non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee").
The Board of Directors or the Committee has authority to administer and interpret the provisions of the 1998 Option Plan; to determine when and to whom options will be granted; whether such options will be ISOs or NSOs, and to prescribe the terms and conditions of the options (including the number of shares of Common Stock subject to each option, the exercise price of the option, the number of installments, if any, in which the option may be exercised and the duration of the option), subject to the provisions of the 1998 Option Plan.

    Options granted under the 1998 Option Plan are not transferable other than by will or the laws of descent and distribution. In the case of an ISO, the exercise price of each option shall not be less than 100% of the fair market value of the underlying Common Stock on the date the ISO is granted.

    If the holder of an ISO ceases to be employed by the Company for any reason other than such person's death or permanent disability, the ISO will immediately become void upon such termination; provided, however, that the option may be exercised within three months after the date the holder ceases to be employed, but only to the extent the option was exercisable on the date of such cessation of employment. Special provisions relating to the termination of the option apply in the case of death or permanent disability of the holder of an ISO. Termination of employment with the Company by the holder of an NSO (including as a result of death or permanent disability) will have the effect specified in the individual option agreement as determined by the Board of Directors or the Committee.

    The purchase price for options granted under the 1998 Option Plan must be paid in full by any one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness, (iii) through the delivery of other shares of Common Stock having an aggregate fair market value equal to the total exercise price of the option being exercised, (iv) with the approval of the Board of Directors or the Committee, by a promissory note made by the optionee in favor of the Company upon the terms and conditions to be determined by the Board of Directors or the Committee and secured by the shares issuable upon exercise of such option, (v) through any combination of the foregoing, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof.

    The Board of Directors is authorized to suspend, terminate or amend the 1998 Option Plan at any time, provided that, without the consent of the optionee, no amendment, suspension or termination shall be made that would impair any rights or obligations of the optionee under any option theretofore granted under the 1998 Option Plan. If stockholder approval is required pursuant to Rule 16b-3 or any other rule or regulation under the

Exchange Act, no amendment shall be effective unless approved by the stockholders of the Company if such amendment shall (i) increase the maximum number of shares which may be acquired pursuant to options under the 1998 Option Plan, (ii) change the minimum exercise price of any option which may be granted, (iii) increase the maximum term of any option which may be granted or (iv) change the designation of persons eligible to receive options under the 1998 Option Plan.

Federal Income Tax Consequences

    Options granted under the 1998 Option Plan that qualify as ISOs under
Section 422 of the Code will be treated as follows:

    No tax consequences will result to the optionee or the Company from the grant of an ISO to, or the exercise of an ISO by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For the purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the ISO and at least one year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition.

    The Company generally will not be allowed a deduction with respect to an ISO. However, if an optionee fails to meet the foregoing holding period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an ISO will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

    The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an ISO exceeds the option price will constitute an "item of adjustment" that increases the optionee's "alternative minimum taxable income" subject in certain circumstances to the "alternative minimum tax." Such item of tax adjustment will increase the optionee's basis in his stock for purposes of the alternative minimum tax.

    Options granted under the 1998 Option Plan which are NSOs will be treated as follows:

    There are no federal income tax consequences to an optionee or to the Company upon the grant of an NSO under the 1998 Option Plan. Except as described below, upon exercise of an NSO, the optionee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price.

    The ordinary income recognized by an optionee with respect to the exercise of an option is subject to both wage withholding and employment taxes. The Company will generally be entitled to a deduction for federal income tax purposes of an amount equal to the ordinary income taxable to the optionee upon exercise, provided that applicable income tax withholding requirements are satisfied.

    An optionee's tax basis in the Common Stock received on exercise of such option is equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such Common Stock generally begins on the date of exercise or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company, on the earlier of (i) six months after acquisition, or (ii) the earliest date on which such person may sell such shares of Common Stock at a profit without being subject to suit under Section 16(b) of the Exchange Act (unless the optionee elects to be taxed as of the date of exercise).

    If an optionee exercises an option by delivering Common Stock held by the optionee, the optionee will recognize ordinary income (and the Company will be entitled to an equivalent tax deduction) to the extent that the value of Common Stock received exceeds the exercise price under the option; however, based upon rulings issued by the Internal Revenue Service, in general, no gain or loss should be recognized upon the transfer of such previously acquired Common Stock to the Company upon exercise of the option. Provided the optionee receives a separate identifiable stock certificate therefor, the optionee's tax basis in that number of shares of Common Stock received on such exercise which is equal to the number of shares exchanged therefor will be equal to his tax basis in the shares of Common Stock surrendered. Common Stock received by the optionee in excess of the number of previously acquired shares of Common Stock surrendered upon exercise of the option will have a tax basis equal to the amount of ordinary income recognized in connection with such exercise. The holding period for such additional shares will commence on the date ordinary income is recognized.

    On the disposition of Common Stock received upon exercise of an option, the difference between the amount realized and the tax basis of the Common Stock will be a long-term or short-term capital gain or loss, depending on whether the optionee held the Common Stock for the requisite holding period.

New Plan Benefits

  The following table sets forth the benefits or amounts that have been received or allocated to each of the following under the 1998 Option Plan. Additional benefits or amounts that may be received by or allocated to potential participants in the 1998 Option Plan are not determinable.

                                                            Shares
                                                              of
Name and Position              Dollar Value *              Common Stock
-----------------             --------------               ------------
John Catsimatidis                       0                         0
  Chairman of the Board
  and Chief Executive Officer
Executive Group                         0                    80,000

Non-Executive Director Group      $25,000                   100,000

Non-Executive Officer Employee Group    0                   617,500



----------------------
  * Based on a comparison of the closing sales price of the Common Stock on the American Stock Exchange on June 21, 1999 ($2.125) and the exercise price for the options granted to the person or group and assuming the options are fully vested. On March 17, 1998, options to purchase an aggregate of 500,000 shares of Common Stock were granted under the 1998 Option Plan at an exercise price of $2.625 per share to certain employees of the Company and other persons. On April 15, 1999, options to purchase an aggregate of 197,500 shares of Common Stock were granted at an exercise price of $2.625 per share to certain employees and executive officers of the Company and options to purchase 100,000 shares of Common Stock were granted at an exercise price of $1.875 per share to certain directors of the Company.


Recommendation and Requisite Vote

            The Board of Directors believes that the 1998 Option Plan has advanced the interests of the Company by providing equity incentive to motivate and retain key employees and directors of the Company and by further aligning the interests of said persons with those of the Company's stockholders. As of June 21, 1999, all of the 500,000 shares of Common Stock originally reserved under the 1998 Option Plan were subject to outstanding options granted under the 1998 Option Plan and options to purchase an additional 297,500 shares of Common Stock had been granted subject to stockholder approval of the amendment to the 1998 Option Plan to be considered at the Annual Meeting. The Board of Directors believes that in order for the 1998 Option Plan to continue to effectively achieve its aforementioned purposes, it is necessary to increase the number of shares of Common Stock reserved under the 1998 Option Plan.

         The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendment to the 1998 Option Plan to increase the number of shares reserved under the 1998 Option Plan from 500,000 to 1,500,000.

                               PROPOSAL TO CHANGE
                  THE COMPANY'S NAME TO GRISTEDE'S FOODS, INC.

         The Board of Directors has adopted a resolution to amend the Company's Certificate in order to change the name of the Company to Gristede's Foods, Inc. Because 31 of the Company's 41 supermarkets are currently operated under the tradename "Gristede's," management believes that the proposed name will be more descriptive of the business to be conducted by the Company than its present name.

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Annual Meeting (9,818,288 shares based on 19,636,574 shares outstanding) with each share entitled to one vote, is required for approval of the proposed amendment to the Certificate.

         The Board of Directors recommends a vote FOR the approval of the proposed amendment to the Company's Certificate of Incorporation.


                          OTHER MATTERS

         Any stockholder intending to submit a proposal for presentation at the Company's next Annual Meeting of Stockholders must submit such proposal to the Company at its executive offices by ________, 2000.

         A representative of BDO Seidman, LLP is expected to be present at the meeting and will have the opportunity to make any desired statement and respond to appropriate questions.

         The Board of Directors knows of no other matters to be brought before this meeting. The expense of preparing, assembling and mailing this information statement will be borne by the Company. The Company will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding the Notice of Annual Meeting and Information Statement and the Company's Annual Report to Stockholders to the beneficial owners of stock held of record.

         The Company will provide to any stockholder of record at the close of business on July 12, 1999, without charge, upon written request to its Secretary, Michael Seltzer, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 29, 1998.

                               APPENDIX

                         AMENDED AND RESTATED

                        1998 STOCK OPTION PLAN
                                  OF
                     GRISTEDE'S SLOAN'S, INC. (1)



1.     PURPOSE

       The purpose of this Stock Option Plan (the "Plan") of Gristede's Sloan's, Inc., a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from stock ownership by selected key employees of the Company or its subsidiaries, directors, consultants or other persons ("Participants") as the Board of Directors of the Company, or a committee thereof constituted for the purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees (including employees who are directors) may purchase shares of the Common Stock of the Company pursuant to options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees, directors, consultants or other person may purchase shares of the Common Stock of the Company pursuant to "non-qualified stock options."

2.     ADMINISTRATION

       2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by one or more committees of the Board of Directors (the "Committee") each composed solely of two or more "Non-Employee Directors", as that term is defined in Rule 16b-3(b)(3) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), of the Company. Any action of the Board of Directors or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. No person on the Board of Directors or Committee shall participate in any matter pertaining to him.

      2.2 Subject to the provisions of the Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret the Plan,
(ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the
____________________
     (1) The original Plan was approved by the Board of Directors of the Company on March 17, 1998 and ratified by the stockholders of the Company on August 18, 1998. An amendment to the original Plan to increase from 500,000 to 1,500,000 the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of All options under the Plan was approved by the Board of Directors on April 15, 1999 [and the stockholders on August 12, 1999].

individuals to whom and the time or times at which options shall be granted, whether any options granted will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the exercise price of an option, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

3.     SHARES SUBJECT TO THE PLAN

       Subject to adjustment as provided in Pararaph 14 hereof, the shares to be issued under the Plan shall consist of the Company's Common Stock. The aggregate number of shares of common stock, par value $.02 per share of the Company ("Shares") which may be issued upon exercise of all options under the Plan shall not exceed 1,5000,000, subject to adjustment as provided in Paragraph 14. If any option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

4.     ELIGIBILITY AND PARTICIPATION

       4.1 All regular salaried employees of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible to receive incentive stock options and non-qualified stock options. Directors of the Company or any subsidiary corporation, consultants and other persons who are not regular salaried employees of the Company or any subsidiary corporation are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

       4.2 No incentive stock options may be granted to any employee who, at the time the incentive stock option is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of its subsidiary corporations as defined in Section 424(f) of the Code), unless the exercise price of such incentive stock option is at least one hundred ten percent of the fair market value of the Common Stock, determined by fair market value as of the date each respective option is granted in accordance with Paragraph 7, and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted. In addition, and anything to the contrary contained in this Plan notwithstanding, no employee of the Company shall be granted in any calendar year options to purchase more than 100,000 Shares.

       4.3 The aggregate fair market value of the Common Stock for which incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company which may by their terms first become exercisable during any calendar year shall not exceed $100,000, determined by fair market value as of the date each respective option is granted.

       4.4 All options granted under the Plan shall be granted within ten years from March 17, 1998.

5.     DURATION OF OPTIONS

       Each option and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event later than ten years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

6.     PRICE AND EXERCISE OF OPTIONS

       6.1  Subject to Paragraph 4.2, the purchase price of the Common
Stock covered by each option shall be determined by the Board of Directors or the Committee, but in the case of an incentive stock option shall not be less than one hundred percent of the fair market value of such Common Stock on the date the incentive stock option is granted. The purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness owed by the Company to the Participant, (iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the Participant,
(iv) if authorized by the Board of Directors or the Committee or if specified in the option being exercised, by a promissory note made by the Participant in favor of the Company, subject to terms and conditions determined by the Board of Directors or the Committee, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements),
(v) by any combination thereof, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

       6.2 No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or Committee shall determine; provided, however, that unless otherwise determined by the Board of Directors or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than ten shares.

7.     FAIR MARKET VALUE OF COMMON STOCK

       The "Fair Market Value of a Share of Common Stock" of the Company shall be defined and determined as follows:

       (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

       (b) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

       (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

8.     WITHHOLDING TAX

       Upon (i) the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within eighteen months after exercise of the incentive stock option, or (ii) the exercise of a non-qualified stock option, the Company shall have the right to require such employee or other person, and such employee or other person, by accepting the options granted under the Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. In the event of (i) or (ii), then such employee or other person may elect to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the option or other shares. Such election shall comply with all applicable laws (including without limitation, state, corporate and federal requirements).

9.     NONTRANSFERABILITY

       An option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an option, the holder, or the holder's permitted successors in interest, may exercise the option on behalf of the spouse of the holder or such spouse's successors in interest.

10.    HOLDING OF STOCK AFTER EXERCISE OF OPTION

       Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.    TERMINATION OF EMPLOYMENT

       If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code) for any reason other than the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the holder's incentive stock options shall immediately become void and of no further force or effect; provided, however, that within three months after the date the holder ceases to be an employee of the Company or such subsidiary such incentive stock option may be exercised to the extent exercisable on the date of such cessation of employment. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Paragraph 11, but no incentive stock option may be exercised during any such leave of absence, except during the first three months thereof. Termination of employment or other relationship with the Company by the holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

12.    DEATH OR PERMANENT DISABILITY OF OPTION HOLDER

       If the holder of an incentive stock option dies or becomes permanently disabled while the option holder is employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code), the holder's option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner.
During such period after death, such incentive stock option may, to the extent that it remains unexercised (but exercisable by the holder according to such option's terms) upon the date of such death, be exercised by the person or persons to whom the option holder's right under the incentive stock option shall pass by the option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

13.    PRIVILEGES OF STOCK OWNERSHIP

       No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

14.    ADJUSTMENTS

       14.1 If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option.

       14.2 Notwithstanding the foregoing, the Board of Directors or the Committee may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in combination):
(i) for options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options or new stock options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options therefore granted shall continue in the manner and under the terms so provided.

       14.3 Adjustments under this Paragraph 14 shall be made by the Board of Directors or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
No fractional shares of stock shall be issued under the Plan on any such adjustment.

15.    AMENDMENT AND TERMINATION OF PLAN

       15.1 The Board of Directors or the Committee may at any time suspend or terminate the Plan. The Board of Directors or the Committee may also at any time amend or revise the terms of the Plan, provided, however, that if stockholder approval is required pursuant to Rule 16b-3 or another Rule of the General Rules and Regulations under the Exchange Act, no such amendment or revision to (i) increase the maximum number of shares which may be acquired pursuant to options, granted under the Plan, (ii) change the minimum purchase price set forth in Paragraph 4.2 and 6, (iii) increase the maximum term of options provided for in Paragraph 5, or (iv) change the designation of persons eligible to receive options or as provided in Paragraph 4, shall become effective until such stockholder approval of such amendment or revision is obtained.

       15.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option or theretofore granted under the Plan.

16.    EFFECTIVE DATE OF PLAN

       16.1 No option may be granted under the Plan unless and until (i) the options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such options and underlying shares are exempt from such registration and/or qualification.

       16.2 The Plan shall be effective as of March 17, 1998, the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No stock option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

17.    RESERVATION OF SHARES

       The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.